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                                                       File Nos. 033-36962
                                                                 811-06175


                                MAINSTAY FUNDS

                          MainStay All Cap Value Fund

                  Supplement dated May 17, 2007 ("Supplement")
              to the Prospectus dated March 1, 2007 ("Prospectus")


        This Supplement updates certain information contained in the above-dated Prospectus for the MainStay All Cap Value Fund (the "Fund"), a series of Eclipse Funds Inc. You may obtain a copy of the Fund's Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Fund's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The following disclosure supplements the references to the MainStay All Cap Value Fund in the table of contents of the Prospectus and on page 10:

Effective on or about May 21, 2007, Class B shares of the MainStay All Cap Value Fund will be closed to new investors, except for certain retirement savings and other automatic purchase plans. See page 85 for details.


The following supplements the section entitled "General Policies - Buying Shares" of the "Shareholder Guide" on p. 85 of the Prospectus:

In anticipation of the proposed merger of MainStay All Cap Value Fund into MainStay ICAP Equity Fund, scheduled to occur in July 2007, Class B shares of the MainStay All Cap Value Fund is are closed to new investors (except for certain retirement savings and other automatic purchase plans), effective immediately. The closure will not affect the rights of existing shareholders.






            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.



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